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                                                                    Exhibit 4.1


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PCPC 411, INC.

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE


CUSIP 70453T 10 1


SEE REVERSE FOR

CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR
VALUE OF $.01
PER SHARE OF


PC 411, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

   This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


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  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

SECRETARY        PRESIDENT


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, N.Y.)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED OFFICER


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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER
WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS
OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS
OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM A as tenants in common

 TEN ENT A as tenants by the entireties

 JT TEN A as joint tenants with right of

     survivorship and not as tenants

              in common

UNIF GIFT MIN ACT A  Custodian

     (Cust)     (Minor)

          under Uniform Gifts to Minors

                 Act

        (State)

Additional abbreviations may also be used though not in the above list.


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FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE





(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)





  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated




THE SIGNATURE TO THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME
AS WRITTEN
UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR,
WITHOUT
ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED
BY A MEMBER OF
THE MEDALLION STAMP PROGRAM.